EXHIBIT 99.1


                               Noteholders Report
                       Crusade Global Trust No. 2 of 2001
                     Coupon Period Ending 20 September 2004



USD NOTES
                                    FV                                                             Principal      Charge
                                Outstanding                                   Coupon Payments      Payments        Offs
                                   (USD)        Bond Factor    Coupon Rate         (USD)             (USD)        (USD)
                              ---------------   -----------    -----------    ---------------    -------------    ------

Class A Notes                 245,962,306.77     30.745288%      1.72500%       1,195,816.32     28,281,283.39     0.00


                                    FV                                                             Principal      Charge
                                Outstanding                                   Coupon Payments      Payments        Offs
                                   (AUD)        Bond Factor    Coupon Rate         (AUD)             (AUD)         (AUD)
                              ---------------   -----------    -----------    ---------------    -------------    ------

Class B Notes                  37,550,000.00    100.000000%      5.96220%         558,168.10             0.00      0.00

Class C Notes                   3,235,000.00    100.000000%      6.18220%          49,861.56             0.00      0.00

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                                                                    31-Aug-04
                                                                       AUD
POOL SUMMARY                                                    ---------------
Outstanding Balance - Variable Rate Housing Loans                  426,930,986
Outstanding Balance - Fixed Rate Loans                              74,570,693
Number of Loans                                                          4,584
Weighted Average Current LVR                                             55.31%
Average Loan Size                                                      109,403
Weighted Average Seasoning                                             50 mths
Weighted Average Term to Maturity                                     245 mths

                                                                       AUD
PRINCIPAL COLLECTIONS                                           ---------------
Scheduled Principal Payments                                      4,968,478.60
Unscheduled Principal Payments                                   52,827,333.81
Redraws                                                           4,834,607.56

Principal Collections                                            52,961,204.85

                                                                       AUD
TOTAL AVAILABLE PRINCIPAL                                      ----------------
Principal Collections                                            52,961,204.85
Principal Charge Offs                                                     0.00
Principal Draw                                                            0.00
Total Available Principal                                        52,961,204.85

Outstanding Principal Draws From Previous Period                          0.00

Principal Distributed                                            52,961,204.85
Principal Retained                                                        0.00


                                                                       AUD
TOTAL AVAILABLE FUNDS                                          ----------------
Available Income                                                 10,332,338.31
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                            10,332,338.31

                                                                       AUD
REDRAW & LIQUIDITY FACILITIES                                  ---------------
Redraw Shortfall                                                          0.00
Redraw Carryover Charge Offs                                              0.00



CPR
----                                     Jun-04      Jul-04       Aug-04
                       1 mth CPR          30.11%      34.31%       27.08%

Arrears
-------                     % of pool
                           (by balance)
31 - 59 days                  0.29%
60 - 89 days                  0.16%
90+ days                      0.01%
Defaults                       Nil
Losses                         Nil